UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 25, 2021

INTERNATIONAL TOWER HILL MINES LTD.

(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada	001-33638	N/A
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2710-200 Granville Street Vancouver, British Columbia, Canada	V6C 1S4
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 683-6332

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol:	Name of each exchange on which registered:
Common Shares, no par value	THM	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 25, 2021, International Tower Hill Mines Ltd. (the “Company”) held its 2021 Annual General Meeting of Shareholders. The matters submitted for a vote and the related results are set forth below. A more detailed description of each proposal is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 15, 2021.

Proposal One — Election of Directors.

The shareholders elected all seven nominees named in the proxy statement. The voting results were as follows:

Nominee	Votes Cast For	Votes Withheld	Broker Non-Votes
Anton Drescher	122,696,294	14,234,312	7,548,292
Karl Hanneman	136,626,271	304,335	7,548,292
Stuart Harshaw	133,597,206	3,333,400	7,548,292
Marcelo Kim	136,627,723	302,883	7,548,292
Stephen Lang	133,627,606	3,303,000	7,548,292
Christopher Papagianis	136,626,352	304,254	7,548,292
Thomas Weng	136,623,265	307,341	7,548,292

As all directors received greater than 50% of the votes cast, no director is required to submit his resignation pursuant to the Company’s “Majority Voting in Director Elections” Policy.

Proposal Two — Ratification of the Appointment and Compensation of the Company’s Auditors.

The shareholders ratified the appointment of Davidson & Company LLP as auditors/independent registered public accountants for the Company for the fiscal year ending December 31, 2021. In accordance with the Articles of the Company, the directors were also authorized to fix the auditors’ remuneration. The voting results were as follows:

Votes Cast For	Votes Withheld
144,233,426	245,471

Proposal Three – Approval of Amendment to the Company’s Notice of Articles and Articles

The shareholders approved certain alterations and amendments to the Company’s Notice of Articles and Articles to (i) alter the Company’s Notice of Articles to remove the restriction on the number of Common Shares authorized for issuance (Proposal 3.A below) and (ii) amend and restate the Company’s Articles in order to permit the Company to take certain actions with Board approval only (Proposal 3.B below). The voting results were as follows:

3.A

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
124,120,674	12,733,425	76,507	7,548,292

3.B

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
121,749,997	15,045,103	135,507	7,548,291

Proposal Four — Advisory Vote on the Compensation of the Company’s Named Executive Officers.

The shareholders approved the compensation of the Company’s named executive officers. The voting results were as follows:

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
125,323,706	11,606,901	0	7,548,291

Proposal Five — Vote on the Re-approval of the Company’s 2017 Deferred Share Unit Incentive Plan.

The shareholders re-approved the Company’s 2017 Deferred Share Unit Incentive Plan and any unallocated deferred share units or entitlements issuable pursuant to such plan. The voting results were as follows:

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
132,989,601	3,941,006	0	7,548,291

Proposal Six — Vote on the Re-approval of the Company’s 2006 Incentive Stock Option Plan.

The shareholders re-approved the Company’s 2006 Incentive Stock Option Plan and any unallocated options issuable pursuant to such plan. The voting results were as follows:

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
123,055,850	13,874,757	0	7,548,291

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

International Tower Hill Mines Ltd.
(Registrant)

Dated: May 27, 2021	By:	/s/ Karl Hanneman
	Name:	Karl Hanneman
	Title:	President and Chief Executive Officer